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                                                                    EXHIBIT 23.2
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                          INDEPENDENT AUDITORS' CONSENT

THE BOARD OF DIRECTORS
AMERICAN CASINO ENTERPRISES, INC.:

   We consent to the use of our reports incorporated herein by reference.



   BRADSHAW SMITH & CO.



Las Vegas, Nevada
February 12, 1996